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                                                                   EXHIBIT 10.02

                       BROADBASE INFORMATION SYSTEMS, INC.

                           1996 EQUITY INCENTIVE PLAN

               As adopted March 4, 1996 and amended June 28, 1999


         1. PURPOSE. The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options and Restricted Stock. Capitalized terms not defined in the text are defined in Section 22. This Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act.

         2. SHARES SUBJECT TO THE PLAN.

            2.1 Number of Shares Available. Subject to Sections 2.2 and 17, the total number of Shares reserved and available for grant and issuance pursuant to the Plan shall be 4,530,000 Shares as permitted under Section 260.140.45 of Title 10 of the California Code of Regulations.(1) Subject to Sections 2.2 and 17 hereto, Shares subject to Awards previously granted shall again be available for grant and issuance in connection with future Awards under the Plan that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option, (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price, or (c) are subject to an Award that otherwise terminates without Shares being issued. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all Awards granted and outstanding under the Plan.

            2.2 Adjustment of Shares. In the event that the number of outstanding shares of the Company's Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under the Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the Purchase Price of and number of Shares subject to other outstanding Awards shall be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value of such fraction of a Share or shall be rounded up to the nearest whole Share, as determined by the Committee.

         3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers,

--------
(1) As adjusted for one and one-half for one split of outstanding Common Stock effected in December 1996.

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directors, consultants and advisers of the Company or any Parent, Subsidiary or
Affiliate of the Company; provided such consultants and advisers render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Award under the Plan.

         4. ADMINISTRATION.

            4.1 Committee Authority. The Plan shall be administered by the Committee or the Board if no Committee has been created by the Board. Subject to the general purposes, terms and conditions of the Plan, and to the direction of the Board, the Committee shall have full power to implement and carry out the Plan. Without limitation, the Committee shall have the authority to:

                (a) construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

                (b) prescribe, amend and rescind rules and regulations relating to the Plan;

                (c) select persons to receive Awards;

                (d) determine the form and terms of Awards;

                (e) determine the number of Shares or other consideration
                    subject to Awards;

                (f) determine whether Awards will be granted singly, in
                    combination with, in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or awards under any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

                (g) grant waivers of any conditions of this Plan or any Award conditions;

                (h) determine the vesting, exercisability and payment of Awards;

                (i) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

                (j) determine whether an Award has been earned; and

                (k) make all other determinations necessary or advisable for the administration of the Plan.

            4.2 Committee Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion either (i) at the time of grant of the


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Award or (ii) subject to Section 5.9 hereof, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under the Plan, provided such officer or officers are members of the Board.

         5. OPTIONS. The Committee may grant Options to eligible persons and shall determine whether such Options shall be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

            5.1 Form of Option Grant. Each Option granted under the Plan shall be evidenced by an Award Agreement which shall expressly identify the Option as an ISO or NQSO ("Stock Option Agreement"), and be in such form and contain such provisions (which need not be the same for each Participant) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan.

            5.2 Date of Grant. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option, unless a later date is otherwise specified by the Committee. The Stock Option Agreement and a copy of the Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

            5.3 Exercise Period. Options may be exercisable immediately (subject to repurchase pursuant to Section 11 of the Plan) or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company ("Ten Percent Shareholder") shall be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines. Subject to earlier termination of the Option as provided herein, each Participant who is not an officer, director or consultant of the Company or of a Parent or Subsidiary of the Company shall have the right to exercise an Option granted hereunder at the rate of no less than twenty percent (20%) per year over five (5) years from the date such Option is granted.

            5.4 Exercise Price. The Exercise Price of an Option shall be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that
(i) the Exercise Price of an ISO shall be not less than 100% of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any Option granted to a Ten Percent Shareholder shall not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 7 of the Plan.


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            5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company, and any applicable taxes, to comply with applicable securities laws, together with payment in full of the Exercise Price, and any applicable taxes, for the number of Shares being purchased.

            5.6 Termination. Subject to earlier termination pursuant to Sections 16 or 17 and notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option shall always be subject to the following:

                (a) If the Participant is Terminated for any reason except death, Disability, or for Cause, then Participant may exercise such Participant's Options only to the extent that such Options are exercisable upon the Termination Date. Such Options must be exercised by the Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date, within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period, after the Termination Date as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

                (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three
                    (3) months after a Termination other than for Cause), then Participant's Options may be exercised only to the extent that such Options are exercisable by Participant on the Termination Date. Such Options must be exercised by Participant (or Participant's legal representative or authorized assignee) if at all, as to all or some of the Vested Shares calculated as of the Termination Date, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period, after the Termination Date as may be determined by the Committee, with any exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or disability, within the meaning of
                    Section 22(e)(3) of the Code, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant's disability, within the meaning of Section 22(e)(3) of the Code, deemed to be an NQSO), but in any event no later than the expiration date of the Options.


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                (c) If the Participant is Terminated for Cause, then
                    Participant's Options shall expire on such Participant's Termination Date, or at such later time and on such conditions as determined by the Committee.

            5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

            5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) shall not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Options for the first $100,000 worth of Shares to become exercisable in such calendar year shall be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year shall be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be automatically incorporated herein and shall apply to any Options granted after the effective date of such amendment.

            5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of Participant, impair any of Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. Subject to Section 5.10 hereof, the Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of the Plan for Options granted on the date the action is taken to reduce the Exercise Price.

            5.10 No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

         6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee shall determine to whom an offer will be made, the number of Shares the person may purchase, the Purchase Price, the restrictions to which the Shares shall be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:


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            6.1 Form of Restricted Stock Award. All purchases under a Restricted
Stock Award made pursuant to the Plan shall be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock shall be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer shall terminate, unless otherwise determined by the Committee.

            6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award shall be determined by the Committee and shall be at least 85% of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted or at the time the purchase is consummated, except in the case of a sale to a Ten Percent Shareholder, in which case the Purchase Price shall be 100% of the Fair Market Value on the date the Restricted Stock Award is granted or at the time the purchase is consummated. Payment of the Purchase Price may be made in accordance with Section 7 of the Plan.

            6.3 Restrictions. Restricted Stock Awards may be subject to the restrictions set forth in Section 11 hereof or such other restrictions not inconsistent under Section 25102(o) of the California Corporations Code.

         7. PAYMENT FOR SHARE PURCHASES.

            7.1 Payment. Payment for Shares purchased pursuant to the Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

                (a) by cancellation of indebtedness of the Company to the
                    Participant;

                (b) by surrender of shares of the Company's capital stock that either: (1) have been owned by Participant for more than six
                    (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

                (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;


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                (d) by waiver of compensation due or accrued to Participant for services rendered;

                (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                    (1) through a "same day sale" commitment from Participant
                        and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                    (2) through a "margin" commitment from Participant and an
                        NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                (f) by any combination of the foregoing.

            7.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

         8. WITHHOLDING TAXES.

            8.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under the Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash by the Company, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

            8.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). All elections by a Participant to have Shares withheld for this purpose shall be


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made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

                (a) the election must be made on or prior to the applicable Tax
                    Date;

                (b) once made, then except as provided below, the election shall be irrevocable as to the particular Shares as to which the election is made;

                (c) all elections shall be subject to the consent or disapproval of the Committee; and

                (d) in the event that the Tax Date is deferred until six (6)
                    months after the delivery of Shares under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the exercise occurs, but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         9. PRIVILEGES OF STOCK OWNERSHIP.

            9.1 Voting and Dividends. No Participant shall have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant shall be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant shall have no right to retain such stock dividends or stock distributions with respect to Unvested Shares that are repurchased pursuant to Section 11. The Company will comply with Section 260.140.1 of Title 10 of the California Code of Regulations with respect to the voting rights of Common Stock.

            9.2 Financial Statements. The Company shall provide financial statements to each Participant annually during the period such Participant has Awards outstanding or as otherwise required under Section 260.140.46 of Title 10 of the California Code of Regulations. Notwithstanding the foregoing, the Company shall not be required to provide such financial statements to Participants when issuance is limited to key employees whose services in connection with the Company assure them access to equivalent information.

         10. TRANSFERABILITY. Awards granted under the Plan, and any interest therein, shall not be transferable or assignable by Participant, other than by will or by the laws of descent and distribution, and may not be made subject to execution, attachment or similar process. During the lifetime of the Participant an Award shall be exercisable only by the Participant, or Participant's legal representative, and any elections with respect to an Award may be made only by the Participant or Participant's legal representative.


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         11. RESTRICTIONS ON SHARES.

             11.1 Right of First Refusal. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement
(a) a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, unless otherwise not permitted by Section 25102(o) of the California Corporations Code, provided that such right of first refusal terminates upon the Company's initial public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act.

             11.2 Right of Repurchase. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under the Plan, for cash or cancellation of purchase money indebtedness, at: (A) with respect to Shares that are "Vested" (as defined in the Award Agreement), the Fair Market Value of such Shares on Participant's Termination Date, provided, that such right of repurchase (i) must be exercised as to all such "Vested" Shares unless a Participant consents to the Company's repurchase of only a portion of such "Vested" Shares and (ii) terminates when the Company's securities become publicly traded; or (B) with respect to Shares that are not "Vested" (as defined in the Award Agreement), at the Participant's original Purchase Price or Exercise Price, as the case may be, or such higher price as determined by the Committee, provided, that to the extent the Participant is not an officer, director or consultant of the Company, or of a Parent or Subsidiary of the Company, such right of repurchase in this Subsection
(B) lapses at the rate of at least 20% per year over 5 years from the date the Shares were purchased (or from the date of grant of options in the case of Shares obtained pursuant to a Stock Option Agreement and Stock Option Exercise Agreement).

         12. CERTIFICATES. All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed.

         13. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares in Section 11 hereof, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under the Plan shall be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company shall have full recourse against the Participant


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under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant shall be required to execute and deliver a written pledge agreement in such form as the Committee shall from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a prorata basis as the promissory note is paid.

         14. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, shares of Common Stock of the Company (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

         15. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. This Plan is intended to comply with Section 25102(o) of the California Corporations Code. Any provision of this Plan which is inconsistent with Section 25102(o) shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(o). An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) compliance with any exemption, completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

         16. NO OBLIGATION TO EMPLOY. Nothing in the Plan or any Award granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without Cause.

         17. CORPORATE TRANSACTIONS.

             17.1 Assumption or Replacement of Awards by Successor or Acquiring Corporation. In the event of (a) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the


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Awards granted under the Plan are assumed, converted or replaced by the successor or acquiring corporation, which assumption, conversion or replacement shall be binding on all Participants), (b) a dissolution or liquidation of the Company, (c) the sale of substantially all of the assets of the Company, or (d) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder which merges with the Company in such merger, or which owns or controls another corporation which merges with the Company in such merger) cease to own their shares or other equity interests in the Company, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement shall be binding on all Participants. In the alternative, the successor or acquiring corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor or acquiring corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions and other restrictions no less favorable to the Participant than those which applied to such outstanding Shares immediately prior to such transaction described in this Section 17.1.

             In the event such successor or acquiring corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 17.1, then notwithstanding any other provision in this Plan to the contrary, such Awards shall expire on such transaction at such time and on such conditions as the Board shall determine.

             17.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 17, in the event of the occurrence of any transaction described in Section 17.1, any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

             17.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under the Plan in substitution of such other company's award, or (b) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

         18. ADOPTION AND SHAREHOLDER APPROVAL. The Plan shall become effective on the date that it is adopted by the Board (the "Effective Date"). The Plan shall be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to the Plan; provided, however, that: (a) no Option may be exercised prior to initial shareholder approval of the Plan; (b) no Option granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the shareholders of the Company;
(c) in the event that initial shareholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled, any Shares issued pursuant to any Award shall be cancelled and any purchase of Shares hereunder shall be rescinded; and (d) Awards granted pursuant to an increase in the number of Shares approved by the Board which increase is not timely approved by shareholders shall be canceled, any Shares issued pursuant to any such Awards shall be canceled, and any purchase of Shares subject to any such Award shall be rescinded.

         19. TERM OF PLAN AND GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of shareholder approval. This Plan and all agreements hereunder shall be governed by and construed in accordance with the laws of the State of California.

         20. AMENDMENT OR TERMINATION OF PLAN. Subject to Section 5.9 hereof, the Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to the Plan; provided, however, that the Board shall not, without the approval of the shareholders of the Company, amend the Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or
Section 25102(o) of the California Corporations Code.

         21. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

         22. DEFINITIONS. As used in the Plan, the following terms shall have the following meanings:

             "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

             "Award" means any award under the Plan, including any Option or Restricted Stock.

             "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award, including the Stock Option Agreement and the Restricted Stock Agreement.

             "Board" means the Board of Directors of the Company.

             "Cause" shall mean Termination because of (i) any willful material violation by the Participant of any law or regulation applicable to the business of the Company or a Parent, Subsidiary or Affiliate of the Company, the Participant's conviction for, or guilty plea to, a felony or a crime involving moral turpitude, any willful perpetration by the Participant of a common law fraud or any unlawful use by the Participant of drugs or other controlled substances, (ii) the Participant's commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company, (iii) any material breach by the Participant of any provision of any agreement or understanding between the Company or any Parent or Subsidiary or Affiliate of the Company and the Participant regarding the terms of the Participant's service as an employee, director, consultant, independent contractor or adviser to the Company or a Parent, Subsidiary or Affiliate of the Company, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of him as an employee, officer, director, consultant, independent contractor or adviser of the Company or a Parent, Subsidiary or Affiliate of the Company, other than as a result of having a Disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company and the Participant, (iv) Participant's disregard of the policies of the Company or a Parent or Subsidiary or Affiliate of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company or a Parent, Subsidiary or Affiliate of the Company, or (v) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or a Parent, Subsidiary or Affiliate of the Company.

             "Code" means the Internal Revenue Code of 1986, as amended.

             "Committee" means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board.

             "Company" means BroadBase Information Systems, Inc., a corporation organized under the laws of the State of California, or any successor corporation.

             "Disability" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

             "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

             "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

                (a) if such Common Stock is then quoted on the Nasdaq National
                    Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

                (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

                (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination, as reported by The Wall Street Journal (or, if not so reported, as otherwise reported by any newspaper or other source as the Board may determine); or

                (d) if none of the foregoing is applicable, by the Board of
                    Directors of the Company in good faith.

             "Option" means an award of an option to purchase Shares pursuant to
Section 5.

             "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock representing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

             "Participant" means a person who receives an Award under the Plan.

             "Plan" means this BroadBase Information Systems, Inc. Amended and Restated 1996 Equity Incentive Plan, as amended from time to time.

             "Purchase Price" means the price at which a Participant may purchase Restricted Stock.

             "Restricted Stock" means Shares purchased pursuant to a Restricted Stock Award.

             "Restricted Stock Award" means an award of Shares pursuant to
Section 6.

             "SEC" means the Securities and Exchange Commission.

             "Securities Act" means the Securities Act of 1933, as amended.

             "Shares" means shares of the Company's Common Stock reserved for issuance under the Plan, as adjusted pursuant to Sections 2 and 17, and any successor security.

             "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock representing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

             "Termination" or "Terminated" means, for purposes of the Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant or adviser, to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than ninety
(90) days, unless reinstatement (or, in the case of an employee with an ISO, reemployment) upon the expiration of such leave is guaranteed by contract or statute unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on sick leave, military leave or an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the Company or a Parent or a Subsidiary of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Stock Option Agreement. The Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

             "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

             "Vested Shares" means "Vested Shares" as defined in the Award Agreement.

                       BROADBASE INFORMATION SYSTEMS, INC.

                           1996 EQUITY INCENTIVE PLAN

                             STOCK OPTION AGREEMENT


               This Stock Option Agreement (the "AGREEMENT") is made and entered into as of the date of grant set forth below (the "DATE OF GRANT") by and between BroadBase Information Systems, Inc. a California corporation (the "COMPANY"), and the participant named below (the "PARTICIPANT"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company's 1996 Equity Incentive Plan, as amended through June 28, 1999 (the "Plan").

PARTICIPANT:
                                ------------------------------------------------
SOCIAL SECURITY NUMBER:
                                ------------------------------------------------
ADDRESS:
                                ------------------------------------------------

                                ------------------------------------------------
TOTAL OPTION SHARES:
                                ------------------------------------------------
EXERCISE PRICE PER SHARE:
                                ------------------------------------------------
DATE OF GRANT:
                                ------------------------------------------------
FIRST VESTING DATE:
                                ------------------------------------------------
EXPIRATION DATE:
                                ------------------------------------------------
                                (unless earlier terminated under Section 5.6
                                of the Plan)
TYPE OF STOCK OPTION
(CHECK ONE):                    [ ] INCENTIVE STOCK OPTION
                                [ ] NONQUALIFIED STOCK OPTION


               1. GRANT OF OPTION. The Company hereby grants to Participant an option (this "OPTION") to purchase the total number of shares of Common Stock of the Company set forth above as Total Option Shares (the "SHARES") at the Exercise Price Per Share set forth above (the "EXERCISE PRICE"), subject to all of the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option above, the Option is intended to qualify as an "incentive stock option" (the "ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

               2. EXERCISE PERIOD.

                      2.1 Exercise Period of Option. Provided Participant continues to provide services to the Company or any Subsidiary or Parent of the Company, the Option will become vested and exercisable with respect to 25% of the Shares on _______, __ (the "FIRST VESTING DATE") and thereafter at the end of each month from the First Vesting Date, the Option shall become exercisable as to 2.083% of the Shares, provided that for participants other than officers, directors and consultants, the Option will become fully exercisable within five years from the Date of Grant with at least 20% of the total shares first becoming exercisable at the end of each of the five years. If application of the vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month in such vesting period, at the end of which last month this Option shall become exercisable for the full remainder of the Shares.

                      2.2 Vesting of Options. Shares that are vested pursuant to the schedule set forth in Section 2.1 are "VESTED SHARES." Shares that are not vested pursuant to the schedule set forth in Section 2.1 are "UNVESTED SHARES."

                      2.3 Expiration. The Option shall expire on the Expiration Date set forth above or earlier as provided in Section 3 below or pursuant to
Section 5.6 of the Plan.

               3. TERMINATION.

                      3.1 Termination for Any Reason Except Death, Disability or Cause. If Participant is Terminated for any reason, except death, Disability or for Cause, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the Termination Date, may be exercised by Participant no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date.

                      3.2 Termination Because of Death or Disability. If Participant is Terminated because of death or Disability of Participant (or Participant dies within three (3) months of Termination when Termination is for any reason other than Participant's Disability or for Cause), the Option, to the extent that it is exercisable by Participant on the Termination Date, may be exercised by Participant (or Participant's legal representative) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date. Any exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or disability, within the meaning of Section 22(e)(3) of the Code; or (ii) twelve (12) months after the Termination Date when the termination is for Participant's disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.

                      3.3 Termination for Cause. If Participant is Terminated for Cause, the Option shall cease to be exercisable by Participant immediately upon such Termination, unless the Committee, in its sole discretion, affirmatively decides otherwise and so informs the Participant in writing. Termination for "Cause" shall mean Termination because of (i) any willful material violation by the Participant of any law or regulation applicable to the business of the Company or any of its Subsidiaries, the Participant's conviction for, or guilty plea to, a felony or a crime involving moral turpitude, any willful perpetration by the Participant of a common law fraud or any unlawful use by the Participant of drugs or other controlled substances, (ii) the Participant's commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company, (iii) any material breach by the Participant of any provision of any agreement or understanding between the Company and the Participant regarding the terms of the Participant's service as an employee, director, consultant, independent contractor or adviser to the Company or a Parent, Subsidiary or Affiliate of the Company, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of him as an employee, director, consultant, independent contractor or adviser of the Company or a Parent,

Subsidiary or Affiliate of the Company, other than as a result of being Disabled, or a breach of any applicable Invention Assignment and Confidentiality Agreement or similar agreement between the Company and the Participant, (iv) Participant's disregard of the policies of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company or their respective Parents, Subsidiaries or Affiliates, or (v) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or any of its Parents, Subsidiaries or Affiliates, then the Option will expire on Participant's Termination Date, or at such later time and on such conditions as are determined by the Committee.

                      3.4 No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without Cause.

               4. MANNER OF EXERCISE.

                      4.1 Stock Option Exercise Agreement. To exercise this Option, Participant (or in the case of exercise after Participant's death or incapacity, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Committee from time to time (the "EXERCISE AGREEMENT"), which shall set forth, inter alia, (i) Participant's election to exercise the Option,
(ii) the number of Shares being purchased, (iii) any restrictions imposed on the Shares and (iv) any representations, warranties and agreements regarding Participant's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option.

                      4.2 Limitations on Exercise. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than one hundred (100) Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

                      4.3 Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (by check), or where permitted by law:

                (a) by cancellation of indebtedness of the Company to the Participant;

                (b) by surrender of shares of the Company's Common Stock that (i) either (A) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (B) were obtained by Participant in the open public market; and (ii) are clear of all liens, claims, encumbrances or security interests;

                (c) by waiver of compensation due or accrued to Participant for services rendered;

                (d) provided that a public market for the Company's stock exists: (i) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company, or (ii) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

                (e)    by any combination of the foregoing.

                      4.4 Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Participant must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Committee permits, Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.

                      4.5 Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant's authorized assignee, or Participant's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

               5. NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two
(2) years after the Date of Grant, and (ii) the date one (1) year after transfer of such Shares to Participant upon exercise of the Option, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant from the early disposition by payment in cash or out of the current wages or other compensation payable to Participant.

               6. COMPLIANCE WITH LAWS AND REGULATIONS. The Plan and this Agreement are intended to comply with Section 25102(o) of the California Corporations Code and any regulations relating thereto. Any provision of this Agreement which is inconsistent with Section 25102(o) or any regulations relating thereto shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(o) and any regulations relating thereto. The exercise of the Option and the issuance and transfer of

Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

               7. NONTRANSFERABILITY OF OPTION. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant or in the event of Participant's incapacity, by Participant's legal representative. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Participant.

               8. COMPANY'S REPURCHASE OPTION FOR UNVESTED SHARES. The Company, or its assignee, shall have the option to repurchase Participant's Unvested Shares (as defined in Section 2.2 of this Agreement) on the terms and conditions set forth in the Exercise Agreement (the "REPURCHASE OPTION") if Participant is Terminated (as defined in the Plan) for Cause (as defined in Section 3.3 hereof).

                      8.1 Termination and Termination Date. In case of any dispute as to whether Participant is Terminated for Cause, the Committee shall have discretion to determine whether Participant has been Terminated for Cause and the effective date of such Termination (the "Cause Termination Date").

                      8.2 Exercise of Repurchase Option. At any time within ninety (90) days after the later of the Cause Termination Date or the date Participant purchased the Shares, the Company, or its assignee, may elect to repurchase the Participant's Unvested Shares by giving Participant written notice of exercise of the Repurchase Option for Unvested Shares.

                      8.3 Calculation of Repurchase Price for Vested Shares. The Company or its assignee shall have the option to repurchase from Participant (or from Participant's personal representative as the case may be) the Unvested Shares at the Fair Market Value of such shares on the Participant's Cause Termination Date or such higher price as determined by the Committee.

                      8.4 Payment of Repurchase Price. The repurchase price shall be payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness of Participant to the Company or such assignee, or by any combination thereof. The repurchase price shall be paid without interest within sixty (60) days after exercise of the Repurchase Option for Unvested Shares.

                      8.5 Right of Termination Unaffected. Nothing in this Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent or Subsidiary of the Company) to terminate Participant's employment or other relationship with Company (or the Parent or Subsidiary of the Company) at any time, for any reason or no reason, with or without cause.

                      8.6 Termination of Repurchase Option. The Company's Repurchase Options for Unvested Shares will terminate upon the closing of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC (other than a registration statement solely covering an employee benefit plan or corporate reorganization).

               9. COMPANY'S RIGHT OF FIRST REFUSAL. Unvested Shares may not be sold or otherwise transferred by Participant without the Company's prior written consent. Before any Vested Shares held by Participant or any transferee of such Vested Shares (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred (the "Offered Shares") on the terms and conditions set forth in this Section (the "Right of First Refusal").

                      9.1 Notice of Proposed Transfer. The Holder of the Offered Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name of each proposed bona fide purchaser or other transferee ("Proposed Transferee"); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the "Offered Price"); and (v) that the Holder will offer to sell the Offered Shares to the Company and/or its assignee(s) at the Offered Price as provided in this Section.

                      9.2 Exercise of Right of First Refusal. At any time within thirty (30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) of the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined as specified below.

                      9.3 Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price. If the Offered Price includes consideration other than cash, then the cash equivalent value of the non-cash consideration shall conclusively be deemed to be the value of such non-cash consideration as determined in good faith by the Company's Board of Directors.

                      9.4 Payment. Payment of the purchase price for Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

                      9.5 Holder's Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, and provided further, that (i) any such sale or other transfer is effected in compliance with all applicable securities laws and (ii) the Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to the Proposed Transferee within such 120 day period, then a new Notice must be given to the Company, and the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

                      9.6 Exempt Transfers. Notwithstanding anything to the contrary in this Section, the following transfers of Vested Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Vested Shares during Participant's lifetime by gift or on Participant's death by will or intestacy to Participant's "immediate family" (as defined below) or to a trust for the benefit of Participant or Participant's immediate family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient;
(ii) any transfer of Vested Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal and Repurchase Option will continue to apply thereafter to such Vested Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term "immediate family" will mean Participant's spouse, the lineal descendant or antecedent, father, mother, brother or sister, adopted child or grandchild of the Participant or the Participant's spouse, or the spouse of any child, adopted child, grandchild or adopted grandchild of Participant or the Participant's spouse.

                      9.7 Termination of Right of First Refusal. The Company's Right of First Refusal will terminate upon the closing of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC (other than a registration statement solely covering an employee benefit plan or corporate reorganization).

               10. TAX CONSEQUENCES. Set forth below is a brief summary as of the Effective Date of the Plan of some of the federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

                      10.1 Exercise of ISO. If the Option qualifies as an ISO, there will be no regular federal or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal alternative minimum tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

                      10.2 Exercise of Nonqualified Stock Option. If the Option does not qualify as an ISO, there may be a regular federal and California income tax liability upon the exercise of the Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Participant is a current or former employee of the Company, the Company may be required to withhold from Participant's compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                      10.3 Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.

                              (a) Incentive Stock Options. If the Shares are
held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.

                              (b) Nonqualified Stock Options. If the Shares are
held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.

                              (c) Withholding. The Company may be required to
withhold from the Participant's compensation or collect from the Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

                      10.4. Section 83(b) Election for Unvested Shares. With respect to Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by the Participant with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Participant, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares.

               11. PRIVILEGES OF STOCK OWNERSHIP. Participant shall not have any of the rights of a shareholder with respect to any Shares until the Shares are issued to Participant.

               12. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

               13. ENTIRE AGREEMENT. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

               14. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: (i) personal delivery; (ii) three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); (iii) one (1) business day after deposit with any return receipt express courier (prepaid); or (iv) one
(1) business day after transmission by facsimile, rapifax or telecopier.

               15. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

               16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

               17. ACCEPTANCE. Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.

               IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in triplicate by its duly authorized representative and Participant has executed this Agreement in triplicate, effective as of the Date of Grant.


BROADBASE INFORMATION                        PARTICIPANT
SYSTEMS, INC.

By:
   ----------------------------------        -----------------------------------
                                             (Signature)

-------------------------------------        -----------------------------------
(Please print name)                          (Please print name)

-------------------------------------
(Please print title)

        [IF PERFORMANCE-BASED VESTING, POSSIBLE FORMAT FOR ATTACHMENT 1]


                                  ATTACHMENT 1

                       Performance Based Vesting Schedule

Performance Period:  __/__/__  -  __/__/__


                                                        Number of Shares for which the Option
        Performance               Performance          shall Vest and Become Exercisable upon
           Goal                    Due Date         satisfactory completion of Performance Goals
        -----------                --------         --------------------------------------------


[COMPANY NAME]                                     PARTICIPANT

By:
   ----------------------------------        -----------------------------------
                                             (Signature)

-------------------------------------        -----------------------------------
(Please print name)                          (Please print name)

-------------------------------------
(Please print title)

                                    EXHIBIT A


                     FORM OF STOCK OPTION EXERCISE AGREEMENT

                       BROADBASE INFORMATION SYSTEMS, INC.

                           1996 EQUITY INCENTIVE PLAN

                         STOCK OPTION EXERCISE AGREEMENT


        This Stock Option Exercise Agreement (the "EXERCISE AGREEMENT") is made and entered into as of _________________________, 19___ (the "EFFECTIVE DATE")
by and between BroadBase Information Systems, Inc., a California corporation (the "COMPANY"), and the purchaser named below (the "PURCHASER"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 1996 Equity Incentive Plan, as amended through June 28, 1999 (the "PLAN").


PURCHASER:
                                ------------------------------------------------

                                ------------------------------------------------
SOCIAL SECURITY NUMBER:
                                ------------------------------------------------
ADDRESS:
                                ------------------------------------------------

                                ------------------------------------------------
TOTAL OPTION SHARES:
                                ------------------------------------------------
EXERCISE PRICE PER SHARE:
                                ------------------------------------------------
DATE OF GRANT:
                                ------------------------------------------------
FIRST VESTING DATE:
                                ------------------------------------------------
EXPIRATION DATE:
                                ------------------------------------------------
                                (Unless earlier terminated under Section 5.6 of the Plan)

TYPE OF STOCK OPTION
(CHECK ONE):                    [ ] INCENTIVE STOCK OPTION
                                [ ] NONQUALIFIED STOCK OPTION


        1. EXERCISE OF OPTION.

               1.1 Exercise. Pursuant to exercise of that certain option (the "OPTION") granted to Purchaser under the Plan and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above (the "SHARES") of the Company's Common Stock at the Exercise Price Per Share set forth above (the "EXERCISE PRICE"). As used in this Exercise Agreement, the term "SHARES" refers to the Shares purchased under this Exercise Agreement and includes all securities received (i) in replacement of the Shares,
(ii) as a result of stock dividends or stock splits with respect to the Shares, and (iii) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

               1.2 Title to Shares. The exact spelling of the name(s) under which Purchaser will take title to the Shares is:


                      ----------------------------------------------------------

                      ----------------------------------------------------------

               Purchaser desires to take title to the Shares as follows:

                       [ ] Individual, as separate property

                       [ ] Husband and wife, as community property

                       [ ] Joint Tenants

                       [ ] Other; please specify:
                                                 -------------------------------

               To assign the Shares to a trust, a stock transfer agreement in the form attached hereto as Exhibit [6] (the "TRANSFER AGREEMENT") must be completed and executed.

               1.3 Payment. Purchaser hereby delivers payment of the Exercise Price in the manner permitted in the Stock Option Agreement as follows (check and complete as appropriate):


                       [ ]      in cash (by check) in the amount of
                                $____________, receipt of which is acknowledged by the Company;


                       [ ] by cancellation of indebtedness of the Company owed to Purchaser in the amount of $_______________;


                       [ ] by delivery of _________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Purchaser for at least six (6) months prior to the date hereof which have been paid for within the meaning of SEC Rule 144, (if purchased by use of a promissory note, such note has been fully paid with respect to such vested shares), or obtained by Purchaser in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $___________ per share;


                       [ ] by the waiver hereby of compensation due or accrued for services rendered in the amount of $_________.

        2. DELIVERY.

               2.1 Deliveries by Purchaser. Purchaser hereby delivers to the Company (i) this Exercise Agreement, (ii) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 1 attached hereto (the "STOCK POWERS"), both executed by Purchaser (and Purchaser's spouse, if any), (iii) if Purchaser is married, a Consent of

Spouse in the form of Exhibit 2 attached hereto (the "SPOUSE CONSENT") executed by Purchaser's spouse, and (iv) the Purchase Price.

               2.2 Deliveries by the Company. Upon its receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser to be placed in escrow as provided in Section 11 to secure payment of Purchaser's obligation to the Company under the promissory note and until expiration or termination of the Company's Repurchase Option and Right of First Refusal described in Sections 8, 9 and 10.

        3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company that:

               3.1 Agrees to Terms of the Plan. Purchaser has received a copy of the Plan and the Stock Option Agreement, has read and understands the terms of the Plan, the Stock Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.

               3.2 Purchase for Own Account for Investment. Purchaser is purchasing the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "SECURITIES ACT"). Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

               3.3 Access to Information. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

               3.4 Understanding of Risks. Purchaser is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

               3.5 No General Solicitation. At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

        4. COMPLIANCE WITH SECURITIES LAWS.

               4.1 Compliance with U.S. Federal Securities Laws. Purchaser understands and acknowledges that the Shares have not been registered with the Securities and Exchange Commission ("SEC") under the Securities Act and that, notwithstanding any other provision of the Stock Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws. The Shares are being issued under the Securities Act pursuant to the exemption provided by SEC Rule 701.

               4.2 Compliance with California Securities Laws. THE PLAN, THE STOCK OPTION AGREEMENT, AND THIS EXERCISE AGREEMENT ARE INTENDED TO COMPLY WITH
SECTION 25102(o) OF THE CALIFORNIA CORPORATIONS CODE AND ANY RULES (INCLUDING COMMISSIONER RULES, IF APPLICABLE) OR REGULATIONS PROMULGATED THEREUNDER BY THE CALIFORNIA DEPARTMENT OF CORPORATIONS (THE "REGULATIONS"). ANY PROVISION OF THIS EXERCISE AGREEMENT WHICH IS INCONSISTENT WITH SECTION 25102(o) SHALL, WITHOUT FURTHER ACT OR AMENDMENT BY THE COMPANY OR THE BOARD, BE REFORMED TO COMPLY WITH THE REQUIREMENTS OF SECTION 25102(o). THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS EXERCISE AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS EXERCISE AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

        5. RESTRICTED SECURITIES.

               5.1 No Transfer Unless Registered or Exempt. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

               5.2 SEC Rule 144. In addition, Purchaser has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one
(1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144). Purchaser understands that Shares paid for with a promissory note may not be deemed to be fully "paid for" within the meaning of Rule

144 unless certain conditions are met and that, accordingly, the Rule 144 holding period of such Shares may not begin to run until such Shares are fully paid for within the meaning of Rule 144. Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

               5.3 SEC Rule 701. The Shares are issued pursuant to SEC Rule 701 promulgated under the Securities Act and may become freely tradeable by non-affiliates (under limited conditions regarding the method of sale) ninety
(90) days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in Section 7 of this Exercise Agreement or any other agreement entered into by Purchaser. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144.

        6.     RESTRICTIONS ON TRANSFERS.

               6.1 Disposition of Shares. Purchaser hereby agrees that Purchaser shall make no disposition of the Shares (other than as permitted by this Exercise Agreement) unless and until:

                      (a) Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

                      (b) Purchaser shall have complied with all requirements of this Exercise Agreement applicable to the disposition of the Shares;

                      (c) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that
(i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) have been taken; and

                      (d) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the Regulations referred to in Section 4.2 hereof.

               6.2 Restriction on Transfer. Purchaser shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Company's Repurchase Option or the Company's Right of First Refusal described below, except as permitted by this Exercise Agreement.

               6.3 Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Exercise Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred Shares are subject to (i) both the Company's Repurchase Option and the

Company's Right of First Refusal granted hereunder and (ii)] the market stand-off provisions of Section 7 hereof, to the same extent such Shares would be so subject if retained by the Purchaser.

        7. MARKET STANDOFF AGREEMENT. Purchaser agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify. Purchaser further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing.

        8. COMPANY'S REPURCHASE OPTION FOR UNVESTED SHARES. The Company, or its assignee, shall have the option to repurchase Purchaser's Unvested Shares (as defined in Section 2.2 of the Stock Option Agreement) on the terms and conditions set forth in this Section (the "REPURCHASE OPTION") if Purchaser is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation Purchaser's death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without Cause. Notwithstanding the foregoing, the Company shall retain the Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of shares which remain unexercised.

               8.1 Termination and Termination Date. In case of any dispute as to whether Purchaser is Terminated, the Committee shall have discretion to determine whether Purchaser has been Terminated and the effective date of such Termination (the "TERMINATION DATE").

               8.2 Exercise of Repurchase Option. At any time within ninety (90) days after the Purchaser's Termination Date (or, in the case of securities issued upon exercise of an Option after the Purchaser's Termination Date, within ninety (90) days after the date of such exercise), the Company, or its assignee, may elect to repurchase the Purchaser's Unvested Shares by giving Purchaser written notice of exercise of the Repurchase Option.

               8.3 Calculation of Repurchase Price for Unvested Shares. The Company or its assignee shall have the option to repurchase from Purchaser (or from Purchaser's personal representative as the case may be) the Unvested Shares at the Purchaser's Exercise Price, proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in
Section 2.2 of the Plan (the "REPURCHASE PRICE").

               8.4 Payment of Repurchase Price. The Repurchase Price shall be payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness owed by Purchaser to the Company or such assignee, or by any combination thereof. The Repurchase Price shall be paid without interest within sixty (60) days after exercise of the Repurchase Option.

               8.5 Right of Termination Unaffected. Nothing in this Exercise Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent, Subsidiary or Affiliate of the Company) to terminate Purchaser's employment or other relationship with Company (or the Parent, Subsidiary or Affiliate of the Company) at any time, for any reason or no reason, with or without Cause.

The Repurchase Option for Unvested Shares shall terminate as to any Unvested Shares upon the closing of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC (other than a registration statement solely covering an employee benefit plan or corporate reorganization).

        9. COMPANY'S RIGHT OF FIRST REFUSAL. Unvested Shares may not be sold or otherwise transferred by Purchaser without the Company's prior written consent. Before any Vested Shares held by Purchaser or any transferee of such Vested Shares (either being sometimes referred to herein as the "HOLDER") may be sold or otherwise transferred by gift (including without limitation any transfer by (i) an assignment of any Shares for the benefit of creditors of the Holder, (ii) a transfer by operation of law, (iii) an execution of judgment against the Shares or the acquisition of record or beneficial ownership of Shares by a lender or creditor, (iv) a transfer by will or under the laws of descent and distribution, (v) a transfer pursuant to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse (except for bona fide estate planning purposes) under which any Shares are transferred or awarded to the spouse of the Holder or are required to be sold, or (vi) a transfer resulting from the filing by the Holder of a petition for relief or the filing of an involuntary petition against Holder, under the bankruptcy laws of the United States or of any other nation (each instance referred to hereafter as the "INVOLUNTARY TRANSFER")), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred (the "OFFERED SHARES") on the terms and conditions set forth in this Section (the "RIGHT OF FIRST REFUSAL").

               9.1 Notice of Proposed Transfer. In the event the Holder proposes to transfer any Vested Shares, other than by an Involuntary Transfer, the Holder of the Offered Shares shall deliver to the Company a written notice (the "VOLUNTARY TRANSFER NOTICE") stating: (i) the Holder's bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name of each proposed bona fide purchaser or other transferee (the "PROPOSED TRANSFEREE"); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the "OFFERED PRICE"); and (v) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company's Right of First Refusal at the Offered Price as provided for in this Exercise Agreement. In the event of any Involuntary Transfer of any Vested Shares, the Holder shall deliver to the Company a written notice (the "INVOLUNTARY TRANSFER NOTICE") stating: (i) the number of Shares subject to the Involuntary Transfer, (ii) the manner, circumstances and date of the Involuntary Transfer, and (iii) the name and address of the Holder and transferee. If the Company subsequently requests additional information concerning the Involuntary Transfer or transferee, Holder agrees to promptly provide the requested information to the Company.

               9.2 Exercise of Right of First Refusal. At any time within thirty
(30) days after the date of the Voluntary Transfer Notice or the Involuntary Transfer Notice (either being sometimes referred to herein as the "NOTICE"), the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price, determined as specified below.

               9.3 Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price. If no price or other legal consideration is to be paid for the Shares, the transfer will be referred to as a "DONATIVE TRANSFER". If the Offered Price includes consideration other than cash, then the cash equivalent value of the non-cash consideration shall conclusively be deemed to be the present Fair Market Value of such non-cash consideration as conclusively determined in good faith by the Board of Directors of the Company. In the case of a Donative Transfer or an Involuntary Transfer, the Offered Price to be paid to the Holder by the Company or its assignee will be the Fair Market Value on the proposed transfer date, as conclusively determined in good faith by the Board of Directors of the Company.

               9.4 Payment. Payment of the Offered Price will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The Offered Price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

               9.5 Holder's Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price, provided (i) that such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice, (ii) any such sale or other transfer is effected in compliance with all applicable securities laws, and (iii) the Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to the Proposed Transferee within such one hundred twenty (120) day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

               9.6 Exempt Transfers. Notwithstanding anything to the contrary in this Section, the following transfers of Vested Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Vested Shares during Purchaser's lifetime by gift or on Purchaser's death by will or intestacy to Purchaser's "Immediate Family" (as defined below) or to a trust for the benefit of Purchaser or Purchaser's Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient; (ii) any transfer of Vested Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such Vested Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term "IMMEDIATE FAMILY" will mean Purchaser's spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Purchaser or the Purchaser's spouse, or the spouse of any child, adopted child, grandchild or adopted grandchild of Purchaser or the Purchaser's spouse.

               9.7 Termination of Right of First Refusal. The Company's Right of First Refusal will terminate when the Company's securities become publicly traded.

      10. RIGHTS AS A SHAREHOLDER. Subject to the terms and conditions of this Exercise Agreement, Purchaser will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Repurchase Option or Right of First Refusal. Upon an exercise of the Repurchase Option or the Right of First Refusal, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

      11. ESCROW. As security for Purchaser's faithful performance of this Exercise Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the "ESCROW HOLDER"), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Exercise Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Exercise Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Exercise Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Exercise Agreement. The Shares will be released from escrow upon termination both the Repurchase Option and the Right of First Refusal; provided, however, that the Shares will remain in escrow so long as they are subject to the Pledge Agreement.

        12. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

               12.1 Legends. Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company's Articles of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

                      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND

                        RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                        THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, INCLUDING THE RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION EXERCISE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS INCLUDING THE RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

               12.2 Stop-Transfer Instructions. Purchaser agrees that, to ensure compliance with the restrictions imposed by this Exercise Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

               12.3 Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

      13. TAX CONSEQUENCES. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER'S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS: (i) THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISER THAT PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (ii) THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. IN PARTICULAR, IF UNVESTED SHARES ARE SUBJECT TO REPURCHASE BY THE COMPANY, PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH PURCHASER'S OWN TAX ADVISER CONCERNING THE ADVISABILITY OF FILING AN 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE WHICH MUST BE FILED WITHIN THIRTY
(30) DAYS OF THE PURCHASE OF SHARES TO BE EFFECTIVE.] Set forth below is a brief summary as of the date the Plan was adopted by the Board of some of the U.S. Federal and California tax consequences of exercise of the Option and disposition of the

Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PURCHASER SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

               13.1 Exercise of Incentive Stock Option. If the Option qualifies as an ISO, there will be no regular U.S. Federal income tax liability or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for U.S. Federal alternative minimum tax purposes and may subject Purchaser to the alternative minimum tax in the year of exercise.

               13.2 Exercise of Nonqualified Stock Option. If the Option does not qualify as an ISO, there may be a regular U.S. Federal income tax liability and a California income tax liability upon the exercise of the Option. Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Purchaser is or was an employee of the Company, the Company may be required to withhold from Purchaser's compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

               13.3 Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.

                        (a) Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.

                        (b) Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.

                        (c) Withholding. The Company may be required to withhold from the Purchaser's compensation or collect from the Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

               13.4 Section 83(b) Election for Unvested Shares. With respect to Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), WITHIN 30 DAYS OF THE PURCHASE of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Purchaser, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares. A form of Election under
Section 83(b) is attached hereto as Exhibit [5] for reference.

      14. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and U.S. Federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

      15. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Agreement, including its rights to purchase Shares under the Repurchase Option and the Right of First Refusal. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, legal representatives, successors and assigns.

      16. GOVERNING LAW; SEVERABILITY. This Exercise Agreement shall be governed by and construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Exercise Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

      17. NOTICES. Any notice required to be given or delivered to the Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Purchaser shall be in writing and addressed to Purchaser at the address indicated above or to such other address as Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, (i) three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), (ii) one (1) business day after its deposit with any return receipt express courier (prepaid), or (iii) one (1) business day after transmission by rapifax or telecopier.

      18. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.

      19. HEADINGS. The captions and headings of this Exercise Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement. All references herein to Sections will refer to Sections of this Exercise Agreement.

      20. ENTIRE AGREEMENT. The Plan, the Stock Option Agreement and this Exercise Agreement, together with all Exhibits thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

      IN WITNESS WHEREOF, the Company has caused this Exercise Agreement to be executed in triplicate by its duly authorized representative and Purchaser has executed this Exercise Agreement in triplicate as of the Effective Date, indicated above.

BROADBASE INFORMATION
SYSTEMS, INC.                             PURCHASER

By:
   -------------------------------        --------------------------------------
                                          (Signature)

----------------------------------        --------------------------------------
(Please print name)                       (Please print name)

----------------------------------
(Please print title)








[SIGNATURE PAGE TO ______________________________ [ADD COMPANY NAME] STOCK OPTION EXERCISE AGREEMENT]

                                LIST OF EXHIBITS

Exhibit 1:     Stock Power and Assignment Separate from Stock Certificate

Exhibit 2:     Spouse Consent

Exhibit 3:     Copy of Purchaser's Check and/or Secured Full Recourse Promissory
               Note

Exhibit 4:     Stock Pledge Agreement

Exhibit 5:     Section 83(b) Election

Exhibit 6:     Transfer Agreement

                                    EXHIBIT 1

                           STOCK POWER AND ASSIGNMENT
                         SEPARATE FROM STOCK CERTIFICATE

                           STOCK POWER AND ASSIGNMENT
                         SEPARATE FROM STOCK CERTIFICATE



        FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Agreement No. ________ dated as of _______________, _____, (the "AGREEMENT"), the undersigned hereby sells, assigns and transfers unto _______________________________, __________ shares of the Common Stock of
BroadBase Information Systems, Inc., a California corporation (the "COMPANY"), standing in the undersigned's name on the books of the Company represented by Certificate No(s). ______ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.


Dated:  _______________, _____


                                         PURCHASER


                                         ---------------------------------------
                                         (Signature)


                                         ---------------------------------------
                                         (Please Print Name)


                                         ---------------------------------------
                                         (Spouse's Signature, if any)


                                         ---------------------------------------
                                         (Please Print Spouse's Name)


INSTRUCTIONS TO PURCHASER: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares UPON A DEFAULT UNDER PURCHASER'S NOTE] [AND TO EXERCISE] [PURSUANT TO] ITS "REPURCHASE OPTION" AND/OR "RIGHT OF FIRST REFUSAL" SET FORTH IN THE EXERCISE AGREEMENT] without requiring additional signatures on the part of the Purchaser [OR PURCHASER'S SPOUSE].

                                    EXHIBIT 2

                                 SPOUSE CONSENT

                                 SPOUSE CONSENT



        The undersigned spouse of ______________________________ (the
"PURCHASER") has read, understands, and hereby approves the Stock Option Exercise Agreement between Purchaser and the Company (the "AGREEMENT"). In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest I may have in the Shares shall similarly be bound by the Agreement. The undersigned hereby appoints Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.



Date:
     ----------------------------
                                         ---------------------------------------
                                         Print Name of Purchaser's Spouse

                                         ---------------------------------------
                                         Signature of Purchaser's Spouse


                               Address:
                                         ---------------------------------------

                                         ---------------------------------------

                                         ---------------------------------------

                                    EXHIBIT 3

    COPY OF PURCHASER'S CHECK [AND/OR SECURED FULL RECOURSE PROMISSORY NOTE]

                      SECURED FULL RECOURSE PROMISSORY NOTE


      ____________________ [ADD CITY IN WHICH NOTE IS EXECUTED], California


$-------------------------                           --------------------, -----
[ADD TOTAL PRINCIPAL]                                [ADD EFFECTIVE DATE]

Reference is made to that certain [CHOOSE APPLICABLE AGREEMENT: STOCK OPTION EXERCISE AGREEMENT [OR] RESTRICTED STOCK PURCHASE AGREEMENT] (the "PURCHASE AGREEMENT") of even date herewith, by and between the undersigned (the "PURCHASER") and ______________________________ [INSERT COMPANY NAME], a
California [DELAWARE] corporation (the "COMPANY"), issued to Purchaser under the Company's _____ [INSERT YEAR OF PLAN] Equity Incentive Plan (the "PLAN"). This Secured Full Recourse Promissory Note (the "NOTE") is being tendered by Purchaser to the Company as [IF DELAWARE CORPORATION PAR VALUE MUST BE PAID IN CASH, SO INSERT: PART OF] the total purchase price of the Shares (as defined below) pursuant to the Purchase Agreement.

               1. OBLIGATION. In exchange for the issuance to the Purchaser pursuant to the Purchase Agreement of ______________ shares of the Company's Common Stock (the "Shares"), receipt of which is hereby acknowledged, Purchaser hereby promises to pay to the order of the Company on or before _______________, _____, [INSERT DUE DATE] at the Company's principal place of business located at
_________________________________ California __________, or at such other place as the Company may direct, [OPTION: IN INSTALLMENTS AS HEREINAFTER SET FORTH] the principal sum of ________________________ Dollars ($__________) together with interest compounded semi-annually on the unpaid principal at the rate of _________ percent (___%) [NOTE: LOOK-UP IRS CODE SECTION 1274(d) MINIMUM RATE APPLICABLE FOR THE MONTH THIS NOTE IS EFFECTIVE AND INDICATE HERE AS PUBLISHED MONTHLY BY THE IRS IN THE DAILY TAX REPORT OR YOU CAN LOOK THIS RATE UP ONLINE AT "HTTP://WWW.IRS.USTREAS.GOV" AND CLICK ONTO "COMMUNICATING WITH THE IRS" WHICH TAKES YOU INTO "DIGITAL DAILY". THEN CLICK ONTO "TAX INFO FOR YOU" AND THEN "APPLICABLE FEDERAL RATES". USE THE INDICATED TABLE PER INSTRUCTIONS.], which rate is not less than the minimum rate established pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, on the earliest date on which there was a binding contract in writing for the purchase of the Shares; provided, however, that the rate at which interest will accrue on unpaid principal under this Note will not exceed the highest rate permitted by applicable law. [IF NOTE WILL BE PAID IN INSTALLMENTS ADD: THE PRINCIPAL SUM WILL BE PAYABLE IN _______ SUCCESSIVE [MONTHLY] [QUARTERLY] [ANNUAL] INSTALLMENTS OF ____________________ DOLLARS ($__________) EACH, EACH DUE AND PAYABLE ON [IF MONTHLY: THE FIRST DAY OF EACH CALENDAR MONTH BEGINNING _____________ [INDICATE MONTH] 1, _____ [INDICATE YEAR] [IF QUARTERLY: MARCH 31, JUNE 30, SEPTEMBER 30 AND DECEMBER 31 OF EACH YEAR] [IF ANNUALLY: EACH SUCCESSIVE ANNIVERSARY OF THE DATE OF THIS NOTE] AND ALL PAYMENTS OF ACCRUED INTEREST WILL BE PAYABLE WITH EACH INSTALLMENT OF PRINCIPAL.] All payments hereunder shall be made in lawful tender of the United States.

               2. SECURITY. Performance of Purchaser's obligations under this
Note is secured by a security interest in the Shares [ADD IF APPLICABLE: AND OTHER PROPERTY OF THE PURCHASER] granted to the Company by Purchaser under a Stock Pledge Agreement dated of even date herewith between the Company and Purchaser (the "PLEDGE AGREEMENT") [ADD IF APPLICABLE: AND UNDER THAT CERTAIN DEED OF TRUST, DATED ____________________ (THE "TRUST DEED")].

[NOTE: DO NOT USE REAL PROPERTY TO SECURE REPAYMENT OF THE NOTE WITHOUT CONSIDERING FORECLOSURE LIMITATIONS UNDER CALIFORNIA LAW. IF REAL PROPERTY IS A PART OF THE COLLATERAL, A PROPER DEED OF TRUST MUST BE PREPARED AND FILED WITH THE COUNTY RECORDER IN THE COUNTY WHERE THE REAL PROPERTY IS LOCATED. IN ADDITION, DO NOT USE OTHER PERSONAL PROPERTY WITHOUT (I) CONSULTING THE CALIFORNIA UNIFORM COMMERCIAL CODE, (II) ADEQUATELY AMENDING THE PLEDGE AGREEMENT TO COVER THE COLLATERAL, AND (III) PREPARING AND FILING NECESSARY DOCUMENTS SUCH AS UCC-1'S AND PATENT/ TRADEMARK/ COPYRIGHT MEMORANDA, OR, (IV) IF REQUIRED, TAKING POSSESSION OF THE COLLATERAL TO PERFECT THE SECURITY INTEREST IN IT.]

               3. EVENTS OF DEFAULT. Purchaser will be deemed to be in default under this Note upon the occurrence of any of the following events (each an "EVENT OF DEFAULT"): (i) upon Purchaser's failure to make any payment when due under this Note; [ADD IF DESIRED: WHICH FAILURE SHALL CONTINUE FOR A PERIOD OF _______________ (_____) DAYS AFTER SUCH DUE DATE]; (ii) Purchaser is Terminated (as defined in the Plan) [ADD IF DESIRED: FOR CAUSE (AS DEFINED IN THE PLAN)] [FOR ANY REASON] [AND THE COMPANY EXERCISES ITS REPURCHASE OPTION TO PURCHASE ALL OR SOME OF THE SHARES UNDER THE TERMS OF THE PURCHASE AGREEMENT]; (iii) the failure of any representation or warranty in the Pledge Agreement [ADD IF
APPLICABLE: OR THE TRUST DEED] to have been true, the failure of Purchaser to perform any obligation under the Pledge Agreement [ADD IF APPLICABLE: OR THE TRUST DEED], or upon any other [OPTIONAL: MATERIAL] breach by the Purchaser of the Pledge Agreement [ADD IF APPLICABLE: OR THE TRUST DEED]; (iv) any voluntary or involuntary transfer of any of the Shares or any interest therein (except a transfer to the Company); (v) upon the filing regarding the Purchaser of any voluntary or involuntary petition for relief under the United States Bankruptcy Code or the initiation of any proceeding under federal law or law of any other jurisdiction for the general relief of debtors; or (vi) upon the execution by Purchaser of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Purchaser's assets or property.

               4. ACCELERATION; REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default, at the option of the Company, all principal and other amounts owed under this Note shall become immediately due and payable without notice or demand on the part of the Company, and the Company will have, in addition to its rights and remedies under this Note, the Pledge Agreement [ADD IF APPROPRIATE:
OR THE TRUST DEED], full recourse against any real, personal, tangible or intangible assets of Purchaser, and may pursue any legal or equitable remedies that are available to it.

               5. RULE 144 HOLDING PERIOD. PURCHASER UNDERSTANDS THAT THE HOLDING PERIOD SPECIFIED UNDER RULE 144(d) OF THE SECURITIES AND EXCHANGE COMMISSION WILL NOT BEGIN TO RUN WITH RESPECT TO SHARES PURCHASED WITH THIS NOTE UNTIL EITHER (i) THE EXERCISE PRICE OF SUCH SHARES IS PAID IN FULL IN CASH OR BY OTHER PROPERTY ACCEPTED BY THE COMPANY, OR (ii) THIS NOTE IS SECURED BY COLLATERAL, OTHER THAN THE SHARES THAT HAVE NOT BEEN FULLY PAID FOR IN CASH, HAVING A FAIR

MARKET VALUE AT LEAST EQUAL TO THE AMOUNT OF PURCHASER'S THEN OUTSTANDING OBLIGATION UNDER THIS NOTE (INCLUDING ACCRUED INTEREST).

               6. PREPAYMENT. Prepayment of principal and/or other amounts owed under this Note may be made at any time without penalty. Unless otherwise agreed in writing by the Company, each payment will be applied to the extent of available funds from such payment in the following order: (i) first to the accrued and unpaid costs and expenses under the Note or the Pledge Agreement [ADD IF APPLICABLE: OR TRUST DEED], (ii) then to accrued but unpaid interest, and (iii) lastly to the outstanding principal.

               7. GOVERNING LAW; WAIVER. The validity, construction and performance of this Note will be governed by the internal laws of the State of California, excluding that body of law pertaining to conflicts of law. Purchaser hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

               8. ATTORNEYS' FEES. If suit is brought for collection of this Note, Purchaser agrees to pay all reasonable expenses, including attorneys' fees, incurred by the holder in connection therewith whether or not such suit is prosecuted to judgment.

               IN WITNESS WHEREOF, Purchaser has executed this Note as of the date and year first above written.



--------------------------------         ---------------------------------------
Purchaser's Name [type or print]         Purchaser's Signature




[SIGNATURE PAGE TO ______________________________ [INSERT COMPANY NAME] SECURED FULL RECOURSE PROMISSORY NOTE]

                                    EXHIBIT 4

                             STOCK PLEDGE AGREEMENT

                             STOCK PLEDGE AGREEMENT


               This Stock Pledge Agreement (the "PLEDGE AGREEMENT") is made and entered into as of _______________, _____ [INSERT DATE] between _____________________________ [ADD COMPANY'S NAME], a California [DELAWARE]
corporation (the "COMPANY"), and _________________________ (the "PLEDGOR").
Capitalized terms that are not defined herein shall have the meanings ascribed to them in the Secured Full Recourse Promissory Note of even date herewith delivered by Pledgor to the Company (the "NOTE").

                                 R E C I T A L S

               A. In exchange for delivery of the Note to the Company, the Company has issued and sold to Pledgor __________ shares of its Common Stock [IF A DELAWARE CORPORATION ADD: $__________ [ADD PAR VALUE] PAR VALUE PER SHARE,] (the "SHARES") pursuant to the terms and conditions of that certain Purchase Agreement.

               B. Pledgor has agreed that repayment of the Note will be secured by the pledge of the Shares pursuant to this Pledge Agreement [ADD IF
APPROPRIATE: AND BY CERTAIN OTHER COLLATERAL PURSUANT TO
______________________________ [DESCRIBE WRITTEN INSTRUMENTS HERE]].

               NOW, THEREFORE, the parties agree as follows:

               1. CREATION OF SECURITY INTEREST. Pursuant to the provisions of the California Commercial Code, Pledgor hereby grants to the Company, and the Company hereby accepts, a first and present security interest in (i) the Shares,
(ii) all Dividends (as defined in Section 5 hereof), [AND] (iii) all Additional Securities (as defined in Section 6 hereof) [ADD IF APPROPRIATE: AND (IV) ______________________________ [DESCRIBE ADDITIONAL PERSONAL PROPERTY COLLATERAL EITHER BY CATEGORY UNDER ARTICLE 9 OF THE UCC, E.G. FIXTURES, DEPOSIT ACCOUNTS, ETC., OR WITH SUFFICIENT SPECIFICITY TO IDENTIFY SUCH COLLATERAL. DO NOT USE "ALL PERSONAL PROPERTY" BECAUSE IT IS NOT SUFFICIENTLY SPECIFIC TO GRANT SECURITY INTERESTS (COLLECTIVELY, THE "ADDITIONAL SECURITY")], to secure payment of the Note and performance of all Pledgor's obligations under this Pledge Agreement. Pledgor herewith delivers to the Company Common Stock certificate(s) No(s). __________, [COMPLETE] representing all the Shares, together with one or more stock power(s) for each certificate so delivered in the form attached as an Exhibit to the Purchase Agreement, duly executed (with the date and number of shares left blank) by Pledgor and Pledgor's spouse, if any. For purposes of this Pledge Agreement, the Shares, all Dividends [, AND] all Additional Securities [ADD IF APPLICABLE: AND ALL ADDITIONAL COLLATERAL] will hereinafter be collectively referred to as the "COLLATERAL." Pledgor agrees that the Collateral [IF ADDITIONAL COLLATERAL EXISTS, CONSIDER IF IT REQUIRES POSSESSION TO PERFECT, E.G. IF IT IS OTHER SHARES OF STOCK OR A CERTIFICATE OF DEPOSIT (AN "INSTRUMENT") FROM A BANK, ADD AND MODIFY ACCORDINGLY: WITH THE EXCEPTION OF ADDITIONAL COLLATERAL,] will be deposited with and held by the Escrow Holder (as defined in the Purchase Agreement) and that, notwithstanding anything to the contrary in the Purchase Agreement, for purposes of carrying out the provisions of this Pledge Agreement, Escrow Holder will act solely for the Company as its agent.

               [IF ADDITIONAL COLLATERAL EXISTS, BE SURE THAT YOU HAVE PERFECTED THE SECURITY INTEREST PROPERLY BY FILING OR TAKING POSSESSION, AS REQUIRED UNDER
ARTICLE 9 OF THE UCC OR UNDER THE COPYRIGHT ACT].

               2. REPRESENTATIONS AND WARRANTIES AND COVENANTS REGARDING COLLATERAL. Pledgor hereby represents and warrants to the Company that Pledgor has good title (both record and beneficial) to the Collateral, free and clear of all claims, pledges, security interests, liens or encumbrances of every nature whatsoever, and that Pledgor has the right to pledge and grant the Company the security interest in the Collateral granted under this Pledge Agreement. Pledgor further agrees that, until all sums due under the Note have been paid in full, and all of Purchaser's obligations under this Pledge Agreement have been performed, Purchaser will not, without the Company's prior written consent, (i) sell, assign or transfer, or attempt to sell, assign or transfer, any of the Collateral, or (ii) grant or create, or attempt to grant or create, any security interest, lien, pledge, claim or other encumbrance with respect to any of the Collateral or (iii) suffer or permit to continue upon any of the Collateral during the term of this Pledge Agreement, an attachment, levy, execution or statutory lien. [IF THERE IS ADDITIONAL COLLATERAL, PLEDGOR SHOULD AGREE TO ADDITIONAL COVENANTS CONCERNING THE MAINTENANCE AND CONDITION OF THAT COLLATERAL, E.G. INSURING AN AUTOMOBILE AGAINST LOSS, ETC.]

               3. RIGHTS ON DEFAULT. Upon an occurrence of an Event of Default under the Note, the Company will have full power to sell, assign and deliver or otherwise dispose the whole or any part of the Collateral at any broker's exchange or elsewhere, at public or private sale, at the option of the Company, in order to satisfy any part of the obligations of Pledgor now existing or hereinafter arising under the Note or under this Pledge Agreement. On any such sale, the Company or its assigns may purchase all or any part of the Collateral. In addition, at its sole option, the Company may elect to retain all the Collateral in full satisfaction of Pledgor's obligation under the Note, in accordance with the provisions and procedures set forth in the California Uniform Commercial Code. Pledgor agrees at the Company's request, to cooperate with the Company in connection with the disposition of any and all of the Collateral and to execute and deliver any documents which the Company shall reasonably request to permit disposition of the Collateral.

               4. ADDITIONAL REMEDIES. The rights and remedies granted to the Company herein upon an Event of Default will be in addition to all the rights, powers and remedies of the Company under the California Uniform Commercial Code and applicable law and such rights, powers and remedies will be exercisable by the Company with respect to all of the Collateral. Pledgor agrees that the Company's reasonable expenses of holding the Collateral, preparing it for resale or other disposition, and selling or otherwise disposing of the Collateral, including attorneys' fees and other legal expenses, will be deducted from the proceeds of any sale or other disposition and will be included in the amounts Pledgor must tender to redeem the Collateral. All rights, powers and remedies of the Company will be cumulative and not alternative. Any forbearance or failure or delay by the Company in exercising any right, power or remedy hereunder will not be deemed to be a waiver of any such right, power or remedy and any single or partial exercise of any such right, power or remedy hereunder will not preclude the further exercise thereof.

               5. DIVIDENDS; VOTING. All dividends hereinafter declared on or payable with respect to any Collateral during the term of this Pledge Agreement (excluding only ordinary cash dividends, which will be payable to Pledgor so long as no Event of Default has occurred under the Note) (the "DIVIDENDS") will be immediately delivered to the Company to be held in pledge under this Pledge Agreement. Notwithstanding this Pledge Agreement, so long as Pledgor owns the Shares and no Event of Default has occurred under the Note, Pledgor will be entitled to vote any shares comprising the Collateral, subject to any proxies granted by Pledgor.

               6. ADJUSTMENTS. In the event that during the term of this Pledge Agreement, any stock dividend, reclassification, readjustment, stock split or other change is declared or made with respect to the Collateral, or if warrants or any other rights, options or securities are issued in respect of the Collateral, (the "ADDITIONAL SECURITIES") then all new, substituted and/or additional shares or other securities issued by reason of such change or by reason of the exercise of such warrants, rights, options or securities, will be (if delivered to Pledgor, immediately surrendered to the Company and) pledged to the Company to be held under the terms of this Pledge Agreement as and in the same manner as the Collateral is held hereunder.

               7. RIGHTS UNDER PURCHASE AGREEMENT; SETOFF. Pledgor understands and agrees that the Company's rights to repurchase the Collateral under the Purchase Agreement, if any, will continue for the periods and on the terms and conditions specified in the Purchase Agreement, whether or not the Note has been paid in full during such period of time, and that to the extent that the Note is not paid in full during such period of time, the repurchase by the Company of the Collateral may be made by way of cancellation of all or any part of Pledgor's indebtedness under the Note.

               8. REDELIVERY OF COLLATERAL; NO RELEASE FOR PARTIAL PAYMENT.

                        (a) Until all obligations of Pledgor under the Note and under this Pledge Agreement have been satisfied in full, all Collateral will continue to be held in pledge under this Pledge Agreement. If Pledgor prepays all or a portion of the principal amount of the Note, the portion of the Shares for which such pre-payment would represent the purchase price under the Purchase Agreement (the "PAID SHARES") will be treated as independent collateral for the remaining balance of the Note for the purpose of commencing the holding period under Rule 144(d) of the Securities and Exchange Commission with respect to other Shares purchased with the Note.

                        (b) Upon performance of all Pledgor's obligations under the Note and this Pledge Agreement, and subject to the terms and conditions of the Purchase Agreement, the Company will immediately redeliver the Collateral to Pledgor and this Pledge Agreement will terminate; provided, however, that all rights of the Company to retain possession of the Shares pursuant to the Purchase Agreement will survive termination of this Pledge Agreement.

               9. FURTHER ASSURANCES. Pledgor shall, at the Company's request, execute and deliver such further documents and take such further actions as the Company shall reasonably request to perfect and maintain the Company's security interest in the Collateral, or in any part thereof.

               10. SUCCESSORS AND ASSIGNS. This Pledge Agreement will inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto.

               11. GOVERNING LAW; SEVERABILITY. This Pledge Agreement will be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law relating to conflicts of law. Should one or more of the provisions of this Pledge Agreement be determined by a court of law to be illegal or unenforceable, the other provisions nevertheless will remain effective and will be enforceable.

               12. MODIFICATION; ENTIRE AGREEMENT. This Pledge Agreement will not be amended without the written consent of both parties hereto. This Pledge Agreement, together with the Note [ADD IF APPLICABLE: THE TRUST DEED, AND THE UCC-1 FINANCING STATEMENTS [AND _________________________ ADD ANY ADDITIONAL DOCUMENTS FILED WITH GOVERNMENTAL AUTHORITIES TO PERFECT THE SECURITY INTEREST, IF APPLICABLE]] constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings related to such subject matter.


               IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement as of the date and year first above written.

[COMPANY NAME]                                     PLEDGOR


By:
   -------------------------------        --------------------------------------
                                          (Signature)

----------------------------------        --------------------------------------
(Please print name)                       (Please print name)

----------------------------------        --------------------------------------
(Please print title)




[SIGNATURE PAGE TO ______________________________ [INSERT COMPANY NAME] STOCK
                                PLEDGE AGREEMENT]

                                    EXHIBIT 5

                             SECTION 83(b) ELECTION

[FOR REGULAR INCOME TAX - NONQUALIFIED OPTIONS]
[FOR AMT AND DISQUALIFYING DISPOSITION PURPOSES - INCENTIVE STOCK OPTION]

            ELECTION UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE


The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services in the calculation of: (1) regular gross income; (2) alternative minimum taxable income or (3) disqualifying disposition gross income, as the case may be.


1.      TAXPAYER'S NAME:
                              --------------------------------------------------
        TAXPAYER'S ADDRESS:
                              --------------------------------------------------

                              --------------------------------------------------

        SOCIAL SECURITY NUMBER:
                              --------------------------------------------------


2. The property with respect to which the election is made is described as follows: _______ shares of Common Stock of ______________________________ [ADD COMPANY NAME HERE], a California
        [DELAWARE] corporation (the "COMPANY") which were transferred upon exercise of an option by Company, which is Taxpayer's employer or the corporation for whom the Taxpayer performs services.

3. The date on which the shares were transferred pursuant to the exercise of the option was ____________________, _____ and this election is made for calendar year _____.

4. The shares received upon exercise of the option are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer's original purchase price under certain conditions at the time of Taxpayer's termination of employment or services.

5. The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $_____ per share at the time of exercise of the option.

6. The amount paid for such shares upon exercise of the option was $_____ per share.

7.      The Taxpayer has submitted a copy of this statement to the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE ("IRS"), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE SHARES, AND MUST ALSO BE FILED WITH THE TAXPAYER'S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.


Dated:
       ----------------------                  --------------------------------
                                               Taxpayer's Signature

                                       1